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                            FORM 8-K



               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report January 31, 2000




                  DURAMED PHARMACEUTICALS, INC.
_________________________________________________________________

     (Exact name of registrant as specified in its charter)
     Delaware                 0-15242               11-2590026
_________________________________________________________________
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)



  7155 East Kemper Road, Cincinnati, Ohio  45249 (513) 731-9900
_________________________________________________________________
            (Address of principal executive offices)

            INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6, 7, and 8 are not applicable and are omitted from this Report.

Item 5.   Other Events
          ____________

          As previously reported, Duramed Pharmaceuticals, Inc.
          in October 1999 settled certain litigation with Schein Pharmaceutical, Inc. This Settlement called for the payment of $7.5 million by Duramed to Schein in October 1999, and for the payment of a second $7.5 million to Schein on January 20, 2000. The first $7.5 million was paid on October 22, 1999. Duramed is now completing financing for the second $7.5 million, and payment will be made to Schein as soon as this financing is in place.


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                           SIGNATURES
                           __________

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 31, 2000       DURAMED PHARMACEUTICALS, INC.



                              By:  /s/ Timothy J. Holt
                                   _____________________________
                                   Timothy J. Holt
                                   Senior Vice President-Finance
                                   and Administration